UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      SEPTEMBER 20, 2006

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

650 Liberty Avenue

Union, New Jersey 07083

(Address of principal executive offices)   (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02                                             Results of Operations and Financial Condition

On September 20, 2006, Bed Bath & Beyond Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal second quarter ended August 26, 2006.  A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01               Other Events

An independent committee of the Company’s Board of Directors is carrying out a review of the Company’s stock option grants and procedures.  The independent committee’s review was initiated voluntarily by the Company and is being conducted with the assistance of independent legal counsel and outside accounting experts selected by the committee.  The independent committee’s review is not complete. The Company expects to report further with respect to the review in its Form 10-Q for the quarter ended August 26, 2006, which the Company expects to file on a timely basis on or before October 5, 2006.

The foregoing may contain forward-looking statements.  Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, estimate, assume, continue, project, plan and similar words and phrases.  The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors that may be outside the Company’s control.  Such factors include, without limitation: changes in the retailing environment and consumer preferences and spending habits; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; general economic conditions; unusual weather patterns; competition from existing and potential competitors; competition from other channels of distribution; pricing pressures; the cost of labor, merchandise and other costs and expenses; the ability to find suitable locations at acceptable occupancy costs to support the Company’s expansion program; and the outcome of the independent committee’s review of the Company’s stock option grants and procedures.  The Company does not undertake any obligation to update its forward-looking statements.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                           Press Release issued by Bed Bath & Beyond Inc. on September 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: September 21, 2006	By:	/s/ Eugene A. Castagna
Eugene A. Castagna
Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Bed Bath & Beyond Inc. on September 20, 2006.